DELAWARE GROUP® GOVERNMENT FUND

Delaware Emerging Markets Debt Fund (the "Fund")

Supplement to the Fund's Summary and Statutory Prospectuses dated November 28, 2016

Effective March 22, 2017, the Fund's distributor, Delaware Distributor, L.P., removed voluntary 12b-1 fee waivers on Class A and Class C shares.

The following replaces the information in the summary and statutory prospectus sections entitled, "What are the Fund's fees and expenses?".

What are the Fund's fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial intermediary, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information (SAI) under the section entitled "Purchasing Shares."

The Fund's distributor, Delaware Distributor, L.P. (Distributor), has voluntarily agreed to waive 12b-1 fees for the Fund's Class R shares from Nov. 28, 2016 until such time as the voluntary expense cap is discontinued. The Distributor's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Shareholder fees (fees paid directly from your investment)

Class	A	C	R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	R	Inst.
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	none
Dividends on short sales and interest expense	0.04%	0.04%	0.04%	0.04%
Other expenses	1.01%	1.01%	1.01%	1.01%
Total annual fund operating expenses	2.05%	2.80%	2.30%	1.80%
Fee waivers and expense reimbursements	(0.76%)[2]	(0.76%)[2]	(0.76%)[2]	(0.76%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.29%	2.04%	1.54%	1.04%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
2	The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.00% of the Fund's average daily net assets from Nov. 28, 2016 through Nov. 28, 2017. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

The following replaces the second paragraph in the summary and statutory prospectus sections entitled, "How has Delaware Emerging Markets Debt Fund performed?".

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the 1-year, 5-year and lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any contractual or voluntary expense caps in effect during these periods. The returns would be lower without the expense caps. Effective March 22, 2017, the Fund's Distributor removed voluntary 12b-1 fee waivers for Class A and Class C shares. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/performance.

The following replaces the fourth bullet in the statutory prospectus section entitled, "About your account – Choosing a share class – Class A".

Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See "Dealer compensation" below for further information.

The following replaces the second bullet in the statutory prospectus section entitled, "About your account – Choosing a share class – Class R".

Class R shares are also subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets. The Fund's Distributor has voluntarily agreed to waive the 12b-1 fee for Class R shares. This waiver is voluntary and may be modified or terminated at any time.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 22, 2017.